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                                FRONTEGRA FUNDS

                               SEMI-ANNUAL REPORT
                        Frontegra Total Return Bond Fund


                        FRONTEGRA ASSET MANAGEMENT, INC.
                               -----------------
                               December 31, 1999

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TABLE OF CONTENTS

Shareholder Letter                                                        1
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Investment Highlights                                                     3
---------------------------------------------------------------------------
Schedule of Investments                                                   4
---------------------------------------------------------------------------
Statement of Assets and Liabilities                                       9
---------------------------------------------------------------------------
Statement of Operations                                                  10
---------------------------------------------------------------------------
Statements of Changes in Net Assets                                      11
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Financial Highlights                                                     12
---------------------------------------------------------------------------
Notes to Financial Statements                                            13
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This report is submitted for the general information of the shareholders of the
Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund. The Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Fund. Please read the Prospectus carefully.


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FRONTEGRA FUNDS

DEAR FELLOW SHAREHOLDERS:

We are pleased to present the December 31, 1999 semi-annual report for the Frontegra Total Return Bond Fund, managed by Reams Asset Management Company. Since we last reported to shareholders on June 30, 1999, we have lowered the expense ratio of the Fund from 0.50% of net assets to 0.425%, effective August 2, 1999, directly benefiting all shareholders. As the Fund grows, we will continue to provide shareholders with the most competitive fees and best investment management we can provide.

Unfortunately for bond investors, the fixed income markets continued to offer little in the way of absolute return in the first half of the Fund's fiscal year. For the six months ended December 31, the bond market as measured by the Lehman Brothers Aggregate Bond Index returned a modest 0.56%. The Fund continued to outperform its benchmark over this period returning 0.73%, net of fees.

                                               Periods Ended 12/31/99
                                               ----------------------
                                               3 months       6 months
     Frontegra Total Return Bond Fund          (0.21)%         0.73%
     Lehman Brothers Aggregate Bond Index      (0.12)%         0.56%

MARKET REVIEW
The bond market produced lackluster performance over the first six months of the Fund's fiscal year as bond prices continued to decline. Yields on 10-year Treasury bonds climbed consistently throughout the period, ending the calendar year at 6.45%, up from 4.65% just a year ago. The adverse move in yields was a result of fears of higher inflation. With labor markets tight and domestic growth strong, the fear is that inflation is soon to follow. Given this economic backdrop, the Federal Reserve continued to raise the Federal Funds rate in an attempt to head off inflationary pressures. The Fed raised rates 25 basis points on two separate occasions in the last six months. It is likely the Fed would have increased rates once more in December but it reportedly held off due to Y2K liquidity concerns.

The poor price performance in the bond market was offset somewhat by appreciation in specific credits, particularly in the corporate and mortgage sectors. Early in the period, mortgage and corporate spreads reached their highs for the year, creating opportunity for bond investors. We were able to add value in both sectors, as yield spreads in corporates and mortgages declined late in the year. However, there were numerous credit problems in the high yield sector as many companies struggled with weak pricing, tight margins and earnings disappointments, even in the midst of the strong overall economy.

PORTFOLIO OUTLOOK AND STRATEGY
The continued rise in rates has provided us with opportunity to add value from our top-down decision on the bond market. As you know, we focus our efforts on determining the attractiveness of real interest rates available in the market (the nominal interest rate less our best estimate of future inflation). Our inflation estimate has been at 2.5% for some time, even as the pundits forecasted deflation in late 1998 and reversed course to predict increased inflation much of 1999. However, we recently increased our inflation estimate to a range of 2.5% to 3.0% given the easy monetary policy that was employed up until June of 1999. Even with our increased inflation estimate, we think the bond market offers attractive real yields and there-

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FRONTEGRA FUNDS

fore we positioned the portfolio with an above market duration. At December 31, the portfolio duration was 5.3 years, compared to the benchmark duration of 4.9 years.

In the near-term, it is likely that the Fed will continue its tightening bias. We expect the Fed to be vigilant about raising rates until the economy shows signs of slowing. Consistent with our disciplined process, further increases in bond yields will likely result in further duration extension.

With corporate and mortgage spreads narrowing near year-end, our Treasury holdings currently represent 30% of the portfolio. At this percentage, we still have significant exposure to the areas of the market that we think are attractive, but we possess good buying power for the opportunities that arise in a volatile market.

Corporates are 40% of the portfolio. We have concentrations in utilities, power projects and equipment trust certificates. With credit disappointments abundant in corporates, we are trying to keep a moderate risk profile. Mortgage and asset-backed holdings are 26% of the portfolio. High yield holdings are a relatively modest 7% of the portfolio. The high yield market has been performing poorly due to increasing defaults and default risk, despite the strong economy. We think this raises a serious red flag, since credit problems can only intensify if the Fed tightens until the economy slows. We have found better value recently in BBB corporates.

SUMMARY
The sharp increase in interest rates during 1999 has set the stage for excellent fixed income returns going forward. The volatility in the markets also favors our style of fixed income portfolio management, as we are able to take advantage of the changing environment for all fixed income instruments. We continue to feel the portfolio is well positioned given the current market environment. As always, we appreciate your continued confidence and investment in the Fund.

Regards,

/s/ Mark M. Egan                        /s/ Robert A. Crider

Mark M. Egan, CFA, CPA                  Robert A. Crider, CFA
Reams Asset Management Co.              Reams Asset Management Co.



/s/ Thomas J. Holmberg                  /s/ William D. Forsyth

Thomas J. Holmberg, CFA                 William D. Forsyth, CFA
Frontegra Asset Management              Frontegra Asset Management

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FRONTEGRA FUNDS

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

                   Frontegra Total       Lehman Brothers
                  Return Bond Fund     Aggregate Bond Index

11/25/96              100,000                100,000
12/31/96               99,239                 99,546
3/31/97                98,362                 98,989
6/30/97               102,032                102,625
9/30/97               105,600                106,035
12/31/97              107,761                109,156
3/31/98               109,814                110,855
6/30/98               112,097                113,445
9/30/98               116,435                118,242
12/31/98              116,850                118,641
3/31/99               116,509                118,052
6/30/99               115,847                117,015
9/30/99               116,931                117,809
12/31/99              116,688                117,665


-----------------------------
Portfolio Total Return
FOR THE PERIOD ENDED 12/31/99
-----------------------------
ONE YEAR             (0.14)%

AVERAGE ANNUAL
SINCE COMMENCEMENT     5.11%
-----------------------------

This chart assumes an initial gross investment of $100,000 made on 11/25/96 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation, or Fitch IBCA, Inc., in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Price, coupon, paydown and total return are reported for all sectors on a month-end to month-end basis. All returns are market value-weighted inclusive of accrued interest.

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Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 1999 (Unaudited)

Principal Amount                                                       Value
-----------------------------------------------------------------------------
               ASSET-BACKED SECURITIES  13.6%
    $365,836   Capco America Securitization Corp., 1998-D7 A1A,
                  5.86%, 12/15/07                                   $343,304
     829,877   Chase CMBS, 1997-2 A1, 6.45%, 12/19/04                809,653
     350,000   Chase CMBS, 1997-2 A2, 6.60%, 11/19/07                332,573
     500,000   Comed Transitional Funding Trust,
                  1998-1 A7, 5.74%, 12/25/10                         450,830
     480,493   Commercial Mortgage Asset Trust,
                  1999-C1 A1, 6.25%, 8/17/06                         462,234
     600,000   Fingerhut Master Trust, 1998-2 A, 6.23%, 2/15/07      588,702
     250,000   Green Tree Financial Corp.,
                  1995-7 A5, 6.95%, 10/15/26                         247,607
     200,000   Green Tree Financial Corp.,
                  1996-7 M1, 7.70%, 10/15/27                         194,524
      31,175   Green Tree Recreational,
                  1996-A A1, 5.55%, 2/15/18                           30,315
     500,000   GMAC CMBS, 1999-C1 A2, 6.175%, 5/15/33                454,880
     416,269   J.P. Morgan, 1996-C2 A, 6.47%, 11/25/27               404,401
      36,685   Lehman FHA Title I Loan Trust,
                  1996-2 A3, 7.11%, 10/25/09                          36,549
      57,814   Mego Mortgage Home Loan Trust,
                  1996-2 A, 7.275%, 8/25/17                           57,603
     500,000   Merrill Lynch Mortgage Investors, Inc.,
                  1998-C1 A3, 6.72%, 11/15/26                        424,110
     500,000   Nationslink Funding Corp.,
                  1999-1 A2, 6.316%, 11/20/08                        464,309
     124,240   Resolution Trust Corp., 1991-6 A1, 6.7938%, 5/25/19   120,836
      84,280   Resolution Trust Corp., 1991-6 C1, 9.00%, 9/25/28      83,932
   1,500,000   World Financial Network Credit Card Master Trust,
                  1996-B A, 6.95%, 4/15/06                         1,503,270
                                                                  ----------

               TOTAL ASSET-BACKED SECURITIES
               (cost $7,163,830)                                   7,009,632
                                                                  ----------

               CORPORATE BONDS  40.3%
               Airlines  6.0%
     619,767   America West Airlines, Inc., 7.33%, 7/2/08            595,900
     500,000   Continental Airlines, 7.056%, 3/15/11                 475,880
     400,000   Delta Air Lines, Inc., 89-B, 9.75%, 6/1/03            421,115
     488,202   Delta Air Lines, Inc., 9.375%, 9/11/07                506,417
     400,000   Northwest Airlines, 8.304%, 9/1/10                    388,104
     593,166   US Airways, Inc., 6.85%, 1/30/18                      532,159
     200,000   US Airways, Inc., 8.36%, 7/20/20                      193,758
                                                                  ----------
                                                                   3,113,333
                                                                  ----------

               Diversified  1.5%
     800,000   FMC Corp., 7.125%, 11/25/02                           784,965
                                                                  ----------

See notes to financial statements.

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Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 1999 (Unaudited)

Principal Amount                                                       Value
-----------------------------------------------------------------------------
               Energy  1.8%
    $500,000   Consumers Energy Co., 6.20%, 5/1/03                  $476,210
     478,271   Salton Sea Funding, 7.37%, 5/30/05                    470,087
                                                                  ----------
                                                                     946,297
                                                                  ----------

               Engines - Internal Combustion  0.9%
     500,000   Cummins Engine, 6.25%, 3/1/03                         480,144
                                                                  ----------

               Financial  2.3%
     300,000   Associates Corp. N.A., 5.80%, 4/20/04                 284,168
     412,648   Midland Funding Corp., 10.33%, 7/23/02                431,799
     475,548   Selkirk Cogen Funding Corp., 8.65%, 12/26/07          478,601
                                                                  ----------
                                                                   1,194,568
                                                                  ----------

               Food Products  0.4%
     250,000   Dole Foods, 6.375%, 10/1/05                           220,966
                                                                  ----------

               Medical/Hospitals  0.5%
     300,000   Columbia/HCA Healthcare, 7.69%, 6/15/25               242,494
                                                                  ----------

               Multimedia  0.8%
     400,000   News America Holdings, 7.43%, 10/1/26                 391,021
                                                                  ----------

               Oil & Gas  3.4%
     500,000   PDV America, Inc., 7.75%, 8/1/00                      495,548
     850,000   PDV America, Inc., 7.875%, 8/1/03                     800,211
     500,000   R&B Falcon Corp., 6.50%, 4/15/03                      457,500
                                                                  ----------
                                                                   1,753,259
                                                                  ----------

               Real Estate Investment Trusts  1.6%
     500,000   HRPT Properties Trust, 6.75%, 12/18/02                478,721
     350,000   United Dominion Realty Trust, 7.60%, 1/25/02          344,095
                                                                  ----------
                                                                     822,816
                                                                  ----------
               Services  3.5%
     223,689   Federal Express Corp., 8.04%, 11/22/07                223,438
     655,383   Federal Express Corp., 7.85%, 1/30/15                 633,913
     150,000   Federal Express Corp., 7.84%, 1/30/18                 142,341

See notes to financial statements.

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Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 1999 (Unaudited)

Principal Amount                                                       Value
-----------------------------------------------------------------------------
               Services  3.5% (continued)
    $250,000   International Game Technology, 8.375%, 5/15/09       $239,375
     500,000   Service Corporation International, 6.30%, 3/15/03     424,825
     150,000   Service Corporation International, 7.00%, 6/1/15      133,020
                                                                  ----------
                                                                   1,796,912
                                                                  ----------

               Transportation  0.9%
     500,000   JB Hunt Transport Services, 7.00%, 9/15/04            486,575
                                                                  ----------

               Utilities  9.3%
     400,000   Cleveland Electric Illuminating Co., 7.85%, 7/30/02   401,030
     600,000   Cogentrix Energy, 8.10%, 3/15/04                      595,752
     350,000   El Paso Electric Co., 8.25%, 2/1/03                   354,883
     585,000   LS Power Funding, 7.19%, 6/30/10                      549,561
     250,000   Sithe/Independence Funding, 8.50%, 6/30/07            250,535
     200,000   Sithe/Independence Funding, 9.00%, 12/30/13           204,444
     500,000   Texas Utilities, 6.75%, 3/1/03                        493,105
   1,000,000   Utilicorp United Inc., 6.70%, 10/15/06                989,119
   1,000,000   Utilicorp United Inc. (AMBAC Insured),
                  6.875%, 10/1/04                                    963,801
                                                                  ----------
                                                                   4,802,230
                                                                  ----------

               Waste Management  1.8%
     500,000   WMX Technologies, Inc., 6.65%, 5/15/05                495,628
     400,000   WMX Technologies, Inc., 7.10%, 8/1/26                 368,550
                                                                  ----------
                                                                     864,178
                                                                  ----------

               Yankee Bonds  5.6%
     500,000   Imperial Tobacco O/S BV, 7.125%, 4/1/09               451,717
     500,000   Norsk Hydro A/S, 9.00%, 4/15/12                       544,269
   1,000,000   PDVSA Finance Ltd., 1998-1, 6.45%, 2/15/04            899,681
     200,000   PDVSA Finance Ltd., 1998-1, 7.40%, 8/15/16            146,408
     500,000   Republic of Argentina, Floating Rate,
                  11.595%, 4/10/05                                   458,750
     400,000   Rothmans Nedrlnd Holdings, 6.875%, 5/6/08             358,039
                                                                  ----------
                                                                   2,858,864
                                                                  ----------

               TOTAL CORPORATE BONDS
               (cost $21,637,052)                                 20,758,622
                                                                  ----------

See notes to financial statements.

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Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 1999 (Unaudited)

Principal Amount                                                       Value
-----------------------------------------------------------------------------
               U.S. GOVERNMENT AGENCIES  12.5%
               Fannie Mae  10.6%
    $239,446   Pool 073339, 6.18%, 1/1/03                           $233,474
     283,779   Pool 160098, 7.91%, 3/1/04                            288,929
     450,707   Pool 411429, 6.50%, 2/1/28                            426,483
     448,010   Pool 423088, 6.50%, 4/1/28                            423,930
     908,374   Pool 433043, 6.50%, 6/1/28                            857,902
     408,456   Pool 252093, 6.50%, 11/1/28                           385,761
     476,815   Pool 447704, 6.50%, 11/1/28                           450,322
     470,393   Pool 448235, 6.50%, 11/1/28                           444,257
     993,295   Pool 448635, 6.50%, 11/1/28                           938,105
     439,829   Pool 449012, 6.50%, 11/1/28                           415,391
     478,017   Pool 487778, 6.50%, 3/1/29                            450,680
      93,636   Series 1991-26 G, 8.00%, 4/25/06                       94,859
      85,000   Series 1994-3 PL, 5.50%, 1/25/24                       71,675
                                                                  ----------
                                                                   5,481,768
                                                                  ----------

               Freddie Mac  1.4%
     515,000   Series 20 H, 5.50%, 10/25/23                          426,204
     350,000   Series 20 L, 5.50%, 10/25/23                          274,449
                                                                  ----------
                                                                     700,653
                                                                  ----------

               Ginnie Mae  0.5%
     186,142   Pool 331001, 8.25%, 7/15/07                           192,323
      75,914   Pool 36629, 9.50%, 10/15/09                            80,645
                                                                  ----------
                                                                     272,968
                                                                  ----------

               TOTAL U.S. GOVERNMENT AGENCIES
               (cost $6,804,760)                                   6,455,389
                                                                  ----------

               U.S. TREASURIES  30.0%
               U.S. Treasury Bonds  12.7%
   1,000,000   7.50%, 11/15/16                                     1,069,688
   5,790,000   6.25%, 8/15/23                                      5,460,694
                                                                  ----------
                                                                   6,530,382
                                                                  ----------

See notes to financial statements.

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Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 1999 (Unaudited)

Principal Amount                                                       Value
-----------------------------------------------------------------------------
               U.S. Treasury Inflation Index  1.4%
    $763,856   3.5875%, 4/15/29                                     $713,490
                                                                  ----------

               U.S. Treasury Notes  13.5%
   3,250,000   5.75%, 8/15/03                                      3,181,955
     350,000   6.50%, 10/15/06                                       349,016
   3,550,000   6.125%, 8/15/07                                     3,460,142
                                                                  ----------
                                                                   6,991,113
                                                                  ----------

               U.S. Treasury Strip, Principal Only  2.4%
   3,500,000   0.00%, 2/15/15                                      1,247,886
                                                                  ----------

               TOTAL U.S. TREASURIES
               (cost $15,978,237)                                 15,482,871
                                                                  ----------

               SHORT-TERM INVESTMENTS  2.1%
               Variable Rate Demand Notes  2.1%
     729,736   General Mills, Inc.                                   729,736
     337,053   Pitney Bowes Credit Corp.                             337,053
                                                                  ----------
                                                                   1,066,789

               TOTAL SHORT-TERM INVESTMENTS
               (cost $1,066,789)                                   1,066,789
                                                                  ----------

               TOTAL INVESTMENTS  98.5%
               (cost $52,650,668)                                 50,773,303

               Other Assets, less Liabilities  1.5%                  790,175
                                                                  ----------

               NET ASSETS  100.0%                                $51,563,478
                                                                 ===========

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999 (Unaudited)

ASSETS:
Investments at value (cost $52,650,668)                           $50,773,303
Interest receivable                                                   803,232
Receivable from adviser                                                14,133
Deferred organizational costs, net                                     16,169
Other assets                                                              765
                                                                 ------------
Total assets                                                       51,607,602
                                                                 ------------

LIABILITIES:
Accrued investment advisory fee                                        16,920
Accrued expenses                                                       27,204
                                                                 ------------
Total liabilities                                                      44,124
                                                                 ------------
NET ASSETS                                                        $51,563,478
                                                                 ============

NET ASSETS CONSIST OF:
Paid in capital                                                   $54,273,254
Accumulated undistributed net investment income                         9,847
Accumulated undistributed net realized loss                         (842,258)
Net unrealized depreciation on investments                        (1,877,365)
                                                                 ------------
NET ASSETS                                                        $51,563,478
                                                                 ============

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                        100,000,000
Issued and outstanding                                              1,802,182
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE         $28.61
                                                                       ======

See notes to financial statements.

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Frontegra Total Return Bond Fund
STATEMENT OF OPERATIONS

                                                               SIX MONTHS ENDED
                                                              DECEMBER 31, 1999
                                                                  (UNAUDITED)
INVESTMENT INCOME:
Interest                                                           $1,718,419
                                                                  -----------

EXPENSES:
Investment advisory fees                                               97,855
Fund administration and accounting fees                                47,644
Shareholder servicing fees                                              7,184
Legal fees                                                              6,871
Custody fees                                                            5,586
Federal and state registration fees                                     5,559
Audit fees                                                              4,596
Amortization of organizational costs                                    4,445
Reports to shareholders                                                 3,697
Directors' fees and related expenses                                      895
Other                                                                   1,697
                                                                  -----------
Total expenses before waiver                                          186,029
Waiver of expenses by adviser                                        (78,863)
                                                                  -----------
Net expenses                                                          107,166
                                                                  -----------
NET INVESTMENT INCOME                                               1,611,253
                                                                  -----------

REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
Net realized loss on investments                                    (449,519)
Change in net unrealized
  depreciation on investments                                       (806,912)
                                                                  -----------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                                             (1,256,431)
                                                                  -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                          $354,822
                                                                  ===========

See notes to financial statements.

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Frontegra Total Return Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                         SIX MONTHS     EIGHT
                                           ENDED       MONTHS        YEAR
                                        DECEMBER 31,    ENDED       ENDED
                                            1999      JUNE 30,   OCTOBER 31,
                                        (UNAUDITED)     1999         1998
                                         ----------  ----------   ----------
OPERATIONS:
Net investment income                    $1,611,253  $2,044,061   $2,696,141
Net realized gain (loss)
  on investments                          (449,519)   (391,769)    1,082,198
Change in net unrealized
  appreciation (depreciation)
  on investments                          (806,912) (1,503,727)    (226,487)
                                         ----------  ----------   ----------
Net increase in net assets
  resulting from operations                 354,822     148,565    3,551,852
                                         ----------  ----------   ----------

DISTRIBUTIONS
  PAID FROM:
Net investment income                   (1,606,389) (2,276,914)  (2,634,499)
Net realized gain on investments                  _ (1,084,178)     (83,976)
                                         ----------  ----------   ----------
Net decrease in net assets resulting
  from distributions paid               (1,606,389) (3,361,092)  (2,718,475)
                                         ----------  ----------   ----------

CAPITAL SHARE TRANSACTIONS:
Shares sold                              14,313,043   1,481,740   11,881,429
Shares issued to holders in
  reinvestment of distributions           1,593,045   3,326,082    2,687,931
Shares redeemed                        (11,503,575) (1,639,512)  (6,041,766)
                                         ----------  ----------   ----------
Net increase in net assets resulting
  from capital share transactions         4,402,513   3,168,310    8,527,594
                                         ----------  ----------   ----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                           3,150,946    (44,217)    9,360,971
                                         ----------  ----------   ----------

NET ASSETS:
Beginning of period                      48,412,532  48,456,749   39,095,778
                                         ----------  ----------   ----------

End of period
  (includes accumulated undistributed
  net investment income of
  $9,847, $2,993 and
  $241,806, respectively)               $51,563,478 $48,412,532  $48,456,749
                                        =========== ===========  ===========

See notes to financial statements.

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Frontegra Total Return Bond Fund
FINANCIAL HIGHLIGHTS

                                    SIX MONTHS    EIGHT    YEAR     PERIOD
                                       ENDED     MONTHS    ENDED     ENDED
                                   DECEMBER 31,   ENDED   OCTOBER   OCTOBER
                                       1999     JUNE 30,    31,       31,
                                    (UNAUDITED)   1999     1998    1997<F1>
                                     --------   -------- --------  --------
NET ASSET VALUE,
  BEGINNING OF PERIOD                  $29.34    $31.38    $30.85    $30.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                    0.94      1.29      1.75      1.37
Net realized and unrealized gain
  (loss) on investments                (0.73)    (1.18)      0.59      0.70
                                     --------  --------  --------  --------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                  0.21      0.11      2.34      2.07
                                     --------  --------  --------  --------

LESS DISTRIBUTIONS PAID:
From net investment income             (0.94)    (1.44)    (1.75)    (1.22)
From net realized gain on investments       _    (0.71)    (0.06)         _
                                     --------  --------  --------  --------
TOTAL DISTRIBUTIONS PAID               (0.94)    (2.15)    (1.81)    (1.22)
                                     --------  --------  --------  --------

NET ASSET VALUE, END OF PERIOD         $28.61    $29.34    $31.38    $30.85
                                     ========  ========  ========  ========

TOTAL RETURN<F2>                        0.73%     0.32%     7.79%     7.13%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                      $51,563   $48,413   $48,457   $39,096
Ratio of expenses to
  average net assets<F3><F4>            0.44%     0.50%     0.50%     0.50%
Ratio of net investment income
  to average net assets<F3><F4>         6.55%     6.37%     5.79%     6.02%
Portfolio turnover rate<F2>               32%       83%      131%      202%


<F1> Commenced operations on November 25, 1996.
<F2> Not annualized for periods less than a full year.
<F3> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.76%, 0.82%, 0.78% and 1.27%, and the ratio of net investment income to average net assets would have been 6.23%, 6.05%, 5.51% and 5.25% for the periods ended December 31, 1999, June 30, 1999, October 31, 1998 and October 31, 1997, respectively.
<F4> Annualized.

See notes to financial statements.

(LOGO)
FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Unaudited)

(1)ORGANIZATION
   Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of three series: the Frontegra Total Return Bond Fund (the "Fund"), the Frontegra Opportunity Fund and the Frontegra Growth Fund. The Fund, sub-advised by Reams Asset Management Co., LLC, commenced operations on November 25, 1996. Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced its investment activities.

(2)SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   (a) Investment Valuation
       Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service, unless actual sale prices are available. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams Asset Management Co., LLC pursuant to guidelines established by the Board of Directors.

   (b) Federal Income Taxes
       No federal income tax provision has been made since the Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.

(LOGO)
FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1999 (Unaudited)

   (c) Distributions to Shareholders
       Dividends from net investment income are usually declared and paid quarterly. Distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at December 31, 1999, reclassifications were recorded to increase accumulated undistributed net investment income by $1,990 and decrease paid in capital by $1,990.

   (d) Other
       Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)INVESTMENT ADVISER
   The Fund has an agreement with Frontegra Asset Management, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated February 26, 1999, as amended August 2 and December 31, 1999, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.425% of the Fund's average daily net assets. The term of this expense cap agreement is twelve months.

(LOGO)
FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1999 (Unaudited)

(4)CAPITAL SHARE TRANSACTIONS
   Transactions in shares of the Fund were as follows:

                                          SIX MONTHS ENDED   EIGHT MONTHS ENDED
                                         DECEMBER 31, 1999     JUNE 30, 1999
                                         -----------------   -----------------
  Shares sold                                 487,458              47,995
  Shares issued to holders in
   reinvestment of distributions               55,142             110,347
  Shares redeemed                           (390,577)            (52,435)
                                           ----------          ----------
  Net increase in shares outstanding          152,023             105,907
                                           ==========          ==========


(5)INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Fund for the six months ended December 31, 1999, are summarized below:

   Purchases             $8,239,474
   Sales                 $8,754,100

   Purchases and sales of U.S. government securities were $10,589,253 and $6,058,657, respectively.

   At December 31, 1999, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $52,764,046 were as follows:

   Appreciation                                           $24,852
   Depreciation                                       (2,015,595)
                                                     ------------
   Net depreciation on investments                   $(1,990,743)
                                                     ============

   At June 30, 1999, the Fund had an accumulated net realized capital loss carryover of $349,504 expiring in 2007. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

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

                             FRONTEGRA FUNDS, INC.
                     c/o Firstar Mutual Fund Services, LLC
                 P.O. Box 701, Milwaukee, Wisconsin 53201-0701

                                                                     FB-408-0100